Analyst and Investor R&D Day November 18, 2019 Exhibit 99.2

Legal Disclaimer This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of Surface Oncology, Inc. (“we,” “us” or “our”) our business strategy and plans, the preclinical and clinical development of our product candidates and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, clinical development, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward looking statements. These risks and uncertainties include the timing, progress, and results of preclinical studies and clinical trials for SRF231, SRF388, SRF617 and SRF813, and our other product candidates, the timing and likelihood of regulatory approvals and those risks identified and discussed in the section titled “Risk Factors,” set forth in our Annual Report on Form 10-K and in our other SEC filings. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business.

Today’s Agenda

SURFACE ONCOLOGY



8:15 – 8:35am

Welcoming remarks and overview of corporate updates, strategy and vision

Jeff Goater, President & CEO



8:35 – 9:30am

Immunotherapy in Cancer: Immune Profiling, Mechanisms and Therapeutic Opportunities

John Wherry, Ph.D.

9:30 - 9:45am
Break



9:45 – 10:15am

SRF617: A novel, potential best-in-class, anti-CD39 antibody with a dual mechanism of action

Robert Ross, M.D., Chief Medical Officer



10:15 – 10:45am

SRF388: A first-in-class antibody targeting genetically distinct tumors

Vito Palombella, Ph.D., Chief Scientific Officer



10:45 – 11:00am

Introduction of new antibody targeting CD112R

Pamela Holland, Ph.D., VP, Cancer Biology

11:00am – 12:00pm
Q&A
All Speakers

12:00pm
Closing Remarks
Jeff Goater, President & CEO

12:05pm
Conclusion/Lunch

3

Recent Corporate Highlights Filed IND for SRF617 (CD39) SRF388 (IL-27) IND on track to be filed by end of this year New clinical candidate announced: SRF813, targeting CD112R Multiple poster presentations at SITC annual meeting Cash at end of Q3 2019: $111.8 million

BREAK THROUGH Financial resources and strategic partners provide STRONG FOUNDATION On a mission to dramatically IMPROVE CURE RATES FOR CANCER Proven leadership and UNIQUELY COLLABORATIVE SCIENTIFIC ADVISORS Deep biological expertise across the TUMOR MICROENVIRONMENT Focus on differentiated targets bridging ADAPTIVE AND INNATE IMMUNITY

Block Suppressive Metabolites and Cytokines Activate Macrophages Deplete Regulatory T Cells Activate Natural Killer Cells Broad Approach Targeting the Immunosuppressive Tumor Microenvironment

Characteristics of a Great Next-Generation I/O Target 1. Broad immune system engagement (innate & adaptive) 2. Biologic relevance and activity in the TME 3. Targeted translational approach

Deep Collaboration With Renowned Advisors Oncology Immunology Translational science Clinical development A break through philosophy Transformative impact for patients Collective learning SCIENTIFIC ADVISORY BOARD SURFACE TEAM Deep expertise in: Commitment to: Sasha Rudensky, PhD Carla Rothlin, PhD John Stagg, PhD Stephen Hodi, MD Arlene Sharpe, MD, PhD David Tuveson, MD, PhD Christopher Hunter, PhD Elliott Sigal, MD, PhD John Wherry, PhD

Genome- & Disease-wide database analysis Strategic screening of new targets Target identification & validation SOSAS Workflow SOSAS: Proprietary Computational Tool for Target ID Surface Oncology Survival Analysis Suite Proprietary statistical methodology for new target discovery Leverages large datasets of gene expression and clinical outcomes Allows for systematic screening of diverse target classes, improving prioritization of translational strategies

Broad Portfolio Targeting the Tumor Microenvironment (1) (1) Novartis has option remaining on the program

Overview of NZV930

Potential Best-in-Class CD73 Targeted Antibody

SURFACE ONCOLOGY

- Novartis licensed WW development & commercial rights in January 2016
- Potent inhibitor of CD73 enzymatic activity
- Significant reduction of adenosine and increased proliferation of T cells
- Total cumulative milestones of $500M+
- Tiered royalties on annual net sales ranging from high single-digit to mid-teens percentages

Overview of Ongoing Phase 1 Trial

Enrollment spanning three combination expansion arms

NZV930
Single Agent Dose Escalation

NZV930 with PDR001
(Anti-PD-1)

NZV930 with NIR178
(A2AR antagonist)

NZV930, NIR178 & PDR001

Phase 1 initiated in June 2018

Target enrollment
~344 patients

Currently enrolling in
7 countries

Currently targeting
6 solid tumor types(1)

11

(1) NSCLC, TNBC, Ovarian Cancer, MSS Colorectal, Pancreatic Ductal Adenocarcinoma, Renal Cell Carcinoma

Overview of Lead, Wholly-Owned Product Programs to be Reviewed Today

SURFACE ONCOLOGY

SRF617 (CD39)

- Potent inhibitor of CD39 enzymatic activity
- Best target on the adenosine axis
- Dual mechanism: reduction of immuno-suppressive adenosine and increased levels of immunostimulatory extracellular ATP
- IND filed in November 2019

SRF388 (IL-27)

- Pioneering new biology
- Highly immuno-suppressive cytokine in TME
- Targeted translational hypothesis in RCC and HCC
- IND filing anticipated in December 2019

SRF813 (CD112R)

- Increased activity of NK cells and T cells
- Strong, differentiated preclinical activity *in vitro* and *in vivo*
- Strong T cell memory response seen in preclinical models

12

Overview of Lead, Wholly-Owned Product Programs to be Reviewed Today

SURFACE ONCOLOGY

SRF617 (CD39)

- Potent inhibitor of CD39 enzymatic activity
- Best target on the adenosine axis
- Dual mechanism: reduction of immuno-suppressive adenosine and increased levels of immunostimulatory extracellular ATP
- IND filed in November 2019

SRF388 (IL-27)

- Pioneering new biology
- Highly immuno-suppressive cytokine in TME
- Targeted translational hypothesis in RCC and HCC
- IND filing anticipated in December 2019

SRF813 (CD112R)

- Increased activity of NK cells and T cells
- Strong, differentiated preclinical activity *in vitro* and *in vivo*
- Strong T cell memory response seen in preclinical models

13

Overview of Lead, Wholly-Owned Product Programs to be Reviewed Today

SURFACE ONCOLOGY

SRF617 (CD39)

- Potent inhibitor of CD39 enzymatic activity
- Best target on the adenosine axis
- Dual mechanism: reduction of immuno-suppressive adenosine and increased levels of immunostimulatory extracellular ATP
- IND filed in November 2019

SRF388 (IL-27)

- Pioneering new biology
- Highly immuno-suppressive cytokine in TME
- Targeted translational hypothesis in RCC and HCC
- IND filing anticipated in December 2019

SRF813 (CD112R)

- Increased activity of NK cells and T cells
- Strong, differentiated preclinical activity *in vitro* and *in vivo*
- Strong T cell memory response seen in preclinical models

14

Emerging Trends and Observations in T cell Exhaustion and the Tumor Microenvironment   John Wherry, Ph.D. Professor, University of Pennsylvania Chair, Department of Systems Pharmacology and Translational Therapeutics Richard and Barbara Schiffrin President’s Distinguished Professor Director, Institute for Immunology Co-Director of the Parker Institute for Cancer Immunotherapy at Penn Surface Oncology scientific co-founder, member of SAB

Immunotherapy in Cancer: Immune Profiling, Mechanisms and Therapeutic Opportunities John Wherry, Ph.D.

Break 9:30 – 9:45

SRF617 (CD39): Engaging Innate and Adaptive Immunity IND filed Planned Phase 1/1b clinical study to enroll patients with advanced solid tumors Initial clinical update in late 2020

Characteristics of a Great Next Generation I/O Target 1. Broad immune system engagement (innate & adaptive) 2. Biologic relevance and activity in the TME 3. Targeted translational approach

SRF617 Engages Both the Innate and Adaptive Immune System ATP AMP Adenosine Cell stress/ damage/ death CD39 CD73 Innate and adaptive immune response (adaptive) SRF617 SRF617 Reduces Plasma Adenosine Levels in Tumor-Bearing Mice

21 ATP AMP Adenosine Cell stress/ damage/ death CD39 CD73 Innate and adaptive immune response (adaptive) SRF617 SRF617 Mediated CD39 Blockade is Immunostimulatory SRF617 Stimulates Dendritic Cells, A Key Component of the Innate Immune System

22 Cell stress/ damage/ death (innate) ATP AMP Adenosine CD39 CD73 Innate and adaptive immune response SRF617 SRF617 Monotherapy or Combination with Gemcitabine Leads to Increased ATP Levels in Human Pancreatic Cancer Cultures * SRF617 Engages Both the Innate and Adaptive Immune System

SRF617 Stimulates Key Components of the Innate Immune System 23 Cell stress/ damage/ death (innate) ATP AMP Adenosine CD39 CD73 Innate and adaptive immune response SRF617 SRF617 Engages Both the Innate and Adaptive Immune System

SRF617 Modulates Macrophage Trafficking and Tumor Infiltrate 24 Tumor macrophage infiltration MOLP8 Xenograft Model F4/80 IHC Cell stress/ damage/ death (innate) ATP AMP Adenosine CD39 CD73 Innate and adaptive immune response SRF617 SRF617 Engages Both the Innate and Adaptive Immune System

Conclusion: A Highly Active Mechanism 25 SRF617 Single Agent Activity in Xenograft MOLP8 In Vivo Model Murine Anti-CD39 Surrogate Cooperates with Anti-PD1 in CT26 Model, Increasing Cures Days on Study 10/18 CR 4/16 CR (Rechallenge)

Clear Approach to Measuring Both CD39 Target Occupancy and Enzymatic Inhibition by SRF617 in Circulation 26 Enzymatic Inhibition + SRF617 Target Occupancy % Target Occupancy % Enzymatic Inhibition

SRF617 Inhibits CD39 Enzymatic Activity in TME of Treated Mice – Key Assay for Human POC 27 Untreated 4 h 24 h 72 h + SRF617

Key Phase 1 Bioassays to Assess Biologic POC 28 PBMC Target Occupancy CD39 Enzymatic Activity by IHC Allows for Direct Measurement of CD39 Inhibition within the TME Binding of SRF617 to PBMCs is Highly Correlated to Enzymatic Inhibition

Patterns of CD39 TME Expression Lead to Translational Hypotheses in Tumor Types with High Clinical Need CD39 TIL expression CD39/CK Gastric CA CD39 CD39 stromal expression Pancreatic CA CD39/CK 29

Stromal Expression – Targeting Chemo Combinations in Tumor Types with High Stromal Staining SRF617 + Doxorubicin In MOLP-8 SRF617 + Paclitaxel In NSCLC Xenograft Intense CD39 Stromal Staining in NSCLC Patient Sample Courtesy of Kurt Schalper, MD *p<0.05 30 * Dosing Ended

TIL Expression - CD39 is Highly Expressed on TILs From Multiple Tumor Types and Associated with an Exhausted, Dysfunctional State % CD39 + PBMC CRC RCC PBMC – N=6 (Healthy Donors) CRC – N=4 RCC – N=5 31 CD39 Expression Increases in TILs CD39+ TILs are Exhausted and Dysfunctional CD39 Expression Duhen et. al., Nature Communications, July 2018 Li et. al. Cell, February 2019

TIL Expression – CD39 Expression Increases After PD-(L)1 Exposure *Surface data 5 individual PBMC donors -/+ Nivolumab at 10ug/ml 96-Hour incubation Cell types and %CD39 expression determined by flow *Clinical data, Corvus, SITC 2017 CD39 expression analysis from RCC and NSCLC screening biopsies Resistant pts treated > 3 months with anti-PD-(L)1 (atezolizumab) CD73 and A2AR also elevated in resistant population (not shown) 32 From Patients… In Vitro…

Our Approach is to Identify and Revitalize These T Cells Revitalize Identify Combo with A2A 10/18 CR 4/16 CR Combo with PD-1 33 Endometrial CA Gastric CA

SRF617 Clinical Development Plan Phase 1/1b 34 Dose Escalation: Patients with advanced solid tumors Establish safe monotherapy dose (accelerated & 3+3 design) Establish safe combination therapy dose(s); anticipate staggered start after monotherapy Biopsy Expansion Cohort: Evaluate on-target tumor tissue changes in enzymatic activity SFR617 Monotherapy Dose Escalation Biopsy Expansion Cohort SRF617 + Gem/Abraxane Combination SRF617 + αPD-1 Combination Additional combination cohorts to be considered RP2D Enables start of RP2 in Pancreatic Cancer Enables start of RP2 in Gastric Cancer Phase 2 RP2D RP2D

SRF617 – A Potent Inhibitor of the Adenosine Axis

1. Broad immune system engagement (innate & adaptive)



Intrinsic properties of SRF617

- Single-digit nanomolar monovalent affinity to human CD39
- Potent inhibitor of hu/cyno CD39 enzymatic activity
- Reduces adenosine and stabilizes ATP within the TME, leading to broad immune system activation

2. Biologic relevance and activity in the TME



Functional properties of SRF617

- Augments T cell proliferation and DC maturation in the presence of ATP
- Monotherapy and combination activity in murine xenograft models
  - Promotes macrophage infiltration
  - Blocks tumor CD39 enzymatic activity and reduces adenosine
- Assays in place to demonstrate biologic POC early in development

3. Targeted translational approach



SRF617 Bench to Bedside

- Patterns of CD39 expression lead to clear clinical hypotheses
  - Strong stromal expression - chemotherapy combinations Strong TIL expression - I/O combinations
  - Evidence of CD39 activity in PD-(L)1 pre-treated population
- Multi-arm, single agent and combination Phase 1 to assess these hypotheses rapidly

35

SRF388 (IL-27): Potent Inhibition of an Immunosuppressive Cytokine With Potential Prognostic Biomarker IND expected by end of 2019 Biology supports highly targeted clinical strategy Initial clinical update in late 2020

Five Key Takeaways from Today’s Presentation The cytokine IL-27 is a regulator of immune suppression Strong translational hypotheses in RCC and HCC SRF388 is a novel, first-in-class anti-IL-27 antibody SRF388 was selected by leveraging a deep understanding of IL-27 and TME biology  IND to be filed this Quarter 2019

IL-27 is a Cytokine Involved in Resolving T-cell Mediated Inflammation

SURFACE ONCOLOGY


CD8
Pdcd1
Tim3
Lag3
Tigit
Expression relative to Actb (×10⁵)
800
600
400
200
0
300
100
2,500
2,000
1,500
1,000
500
4,000
3,000
WT
WT + IL-27
IL-27RA KO + IL-27


%positive CD8+ T cells
***
**
*
**
100
80
60
6
4
2
0
PD-L1
Lag3
Tigit
Tim3


p28
EBI3
IL-27 Ligand
IL-27 Receptor
Jak2
Jak1
STAT3
STAT1
Inhibitory Receptors on Immune Cells
Inflammatory Cytokines


TNFα
+IL-27
Control
TNFα pg/mL
200
150
100
50
0

Chihara et al, Nature 558, 2018
DeLong et al, Immunohorizons 3, 2019

38

Pregnancy, an Immune-tolerant State, is Associated with Elevated IL-27 Coulomb L’Hermine 2007 Detection of EBI3 in Serum Detection of Localized IL-27 Heterodimer in Placenta

p28 is the Limiting Subunit for IL-27 Activity Serum derived EBI3 pairs with p28 to form bioactive IL-27 Only the p28-EBI3 heterodimer binds to IL-27RA with high affinity; biological activity of either subunit by itself has not been observed p28 EBI3 IL-27

p28 is the Limiting Subunit for IL-27 Activity Media EBI3 Norm Serum Preg Serum EBI3 Norm Serum Preg Serum + p28 rIL-27 Serum derived EBI3 pairs with p28 to form bioactive IL-27 Only the p28-EBI3 heterodimer binds to IL-27RA with high affinity; biological activity of either subunit by itself has not been observed p28 EBI3 IL-27 pSTAT1 Signaling in U937 cells

EBI3 and p28 mRNA are Expressed in Tumors HNSCC p28/EBI3 dual ISH with RNAscope EBI3 p28

Levels of EBI3 are Elevated in Serum from Cancer Patients

Levels of EBI3 are Elevated in Serum from Cancer Patients

Gene Signature and Plasma EBI3 Protein Levels in Renal Cell Carcinoma Patients Predicts Poor Outcome IL-27 T cell gene signature identified in a subset of RCC patients RCC U. Montreal Cohort- J. Stagg 187 RCC Plasma samples

All Components of the IL-27 Complex are Associated with Poor Prognostic Outcomes in Renal Cell Carcinoma RCC (KIRC) Genome-wide Survival Statistics Genome-wide Hazard Ratios Better Worse

IL-27 Induces the Expression of PD-L1 on Renal Cell Carcinoma Tumor Cells PD-L1 Surface Expression ACHN line (RCC) treated with IL-27 for 72 h

Elevated mRNA Expression of p28 in Hepatocellular Carcinoma P28 Expression (TCGA)

Elevated mRNA Expression of p28 in Hepatocellular Carcinoma Liver P28 Expression (TCGA)

Vision Statement for SRF388 SRF388, a first-in-class anti-IL-27 antibody, will substantially improve efficacy outcomes in patients with clear cell RCC and HCC who have high levels of circulating EBI3.

Our Clinical Candidate: Anti-p28 Antibody SRF388 Single-digit picomolar affinity to p28 subunit of IL-27 Prevents IL-27 from engaging with IL-27R Blocks IL-27 mediated Stat1 phosphorylation Blocks IL-27 driven immunosuppression ü SRF388 IL-27 IL-27 Binding and Downstream Signaling ü ü ü

SRF388 Restores Cytokine Production in Combination with αPD-1 in Presence of rIL-27 in Healthy Donor PBMCs IFNγ, TNFα, IL-17 T cell PD1 Control ⍺PD-1 IL-27 + ⍺PD-1 Anti-PD-1 IL-27 Similar effects observed with IL-17 and TNFa

IL-27 SRF388 Restores Cytokine Production in Combination with αPD-1 in Presence of rIL-27 in Healthy Donor PBMCs IFNγ, TNFα, IL-17 T cell PD1 Control ⍺PD-1 IL-27 + ⍺PD-1 IL-27 + ⍺PD-1 + SRF388 Anti-PD-1 SRF388 Anti-PD-1 Similar effects observed with IL-17 and TNFa

SRF388 Blocks IL-27 Induced Inhibitory Receptor Expression in Primary Immune Cells TIGIT PD-L1 TIM3 LAG3 IL-27R Similar effects with other inhibitory receptors on T cells & monocytes SRF388 IL-27 TIGIT PD-L1 TIM3 LAG3 Leukocyte

SRF388 Inhibits Tumor Growth in an Orthotopic Model of Hepatocellular Carcinoma SRF388 (50 mg/kg) was dosed IP BIW x 2 Starting day 5 Tumor growth was measured by bioluminescent imaging Hepa1-6-Luc Tumors

Potential to explore combinations in RCC Single arm Phase 2 in RCC SRF388 Clinical Development Plan Renal Cell Cancer Monotherapy dose expansion (Mandatory pre & post-treatment biopsies) Hepatocellular Cancer Monotherapy safety Potential to explore combinations in HCC Monotherapy dose escalation in patients with advanced solid tumors Establish a safe dose Accelerated and standard 3+3 design RP2D RP2D

EBI3 Immunoassay Immunohistochemistry Elevated expression of IL-27 pathway components Elevated levels of serum EBI3 Translational Hypotheses with Patient Selection Potential Tumor Biopsy Blood/ Serum Correlation with patient response mRNA Expression IL-27 gene expression signature

Five Key Takeaways from Today’s Presentation ü ü ü ü ü The cytokine IL-27 is a regulator of immune suppression Strong translational hypotheses in RCC and HCC SRF388 is a novel, first-in-class anti-IL-27 antibody SRF388 was selected by leveraging a deep understanding of IL-27 and TME biology  IND to be filed this Quarter 2019

SRF813 (CD112R): Unique Approach to New Checkpoint Inhibitor  Our first NK cell targeting program Potential to overcome PD-1 resistance and reactivate NK and T cell immunity

Summary: An Immunotherapy With PD-1 Refractory Potential T cell based immunotherapies have been transformative but resistance is emerging Currently there are no therapeutic strategies to overcome resistance to T cell checkpoint inhibitor blockade Emerging data highlights the potential of NK based therapies to overcome PD-1 resistance SRF813 is an anti-CD112R antibody that promotes NK/T cell activation via a distinct mechanism Targeting CD112R represents a new therapeutic approach designed to enhance NK activation in the TME

Dendritic cell NK Cells are Critical for Optimal Antitumor Responses Tumor cell NK cell Lytic granules MHC-deficient Inhibitory receptors Activating receptors Inhibitory ligands Stimulatory ligands + - Chemokines T Cell TCR IL-12 Antigen presentation

NK Focused Immunotherapies Provide a Strategy to Overcome T Cell-Associated Tumor Immune Resistance Freeman, et al Cell Reports, 28, 2019 Genes that when depleted are associated with increased sensitivity to NK mediated killing Tumor cell NK cell MHC I low NK sensitivity Genes that when depleted promote resistance to T cell killing Unbiased genome-wide CRISPR screens identify transcriptional networks that are: Associated with PD-1 resistance Increased tumor cell sensitivity to NK cell killing Shared genes between screens, P <0.01 Genes for: Antigen Presentation Machinery IFN Signaling

NK cell CD112R is an Inhibitory Receptor Expressed on NK and T Cells CD112R expression increased on activated NK/T cells anti-CD3 stimulation NK Cells Tumor cell CD112 CD112R CD226 CD112 CD16

NK cell CD112R is an Inhibitory Receptor Expressed on NK and T Cells CD112R expression increased on activated NK/T cells CD8 T Cells NK Cells Tumor cell CD112 CD112R CD226 CD112 CD16 TCR T Cell CD226 CD112R anti-CD3 stimulation

NK cell CD112R is an Inhibitory Receptor Expressed on NK and T Cells Tumor cell CD112 TCR T Cell CD112R CD226 CD112 CD16 CD226 CD112R Upregulated on CT26 tumor infiltrating NK/T cells

The CD112R Blocking Antibody SRF813 Promotes NK Cell Activation NK cell Tumor cell CD112 CD16 CD112R CD226 PBMC-NK activation assay K562 Cells NK degranulation assay Raji.CD112 Cells

The CD112R Blocking Antibody SRF813 Promotes NK Cell Activation PBMC-NK activation assay NK degranulation assay Raji.CD112 Cells K562 Cells NK cell Tumor cell CD112 CD16 IgG4 Abs CD112R CD226

The CD112R Blocking Antibody SRF813 Promotes NK Cell Activation PBMC-NK activation assay NK degranulation assay Raji.CD112 Cells K562 Cells NK cell Tumor cell CD112 Ab-A IgG1 CD16 CD112R CD226

The CD112R Blocking Antibody SRF813 Promotes NK Cell Activation NK cell Tumor cell CD112 PBMC-NK activation assay NK degranulation assay Raji.CD112 Cells K562 Cells SRF813 + + activation + + + CD16 CD112R CD226

CD112R is a Negative Regulator of T Cell Activation T cell Tumor cell IL-2 CD112 CD112R TCR CD112R overexpression abrogates T cell activation SRF813 enhances T cell activation SRF813

CD112R Antibody Delays Tumor Growth and Promotes Immunological Memory Anti-muCD112R 25 mg/kg, starting day 4 (BIW x 3) Anti-tumor activity as a single agent Naive Re-challenged Tumor free re-challenged display immunological memory Activity is NK and T cell dependent Isotype anti-muCD112R

SRF813 Activity is Dependent on CD16 Engagement In vitro NK cell activity assay K562 Cells CD16 CD112R Distinct epitope and isotype important for functional activity Competitor Model for SRF813 binding CD112 SRF813 + Tumor cell NK Cell CD226 + - CT26 syngeneic tumor model muIgG1 = low affinity binding muIgG2a = high affinity binding

SRF813 – an Antibody Targeting CD112R High affinity, fully human IgG1 antibody against human CD112R Binds distinct epitope and blocks CD112-CD112R interaction Enhances NK/T cell activation and cytotoxicity CD112R blockade promotes antitumor immunity in mice SRF813 represents a new therapeutic approach designed to enhance NK/T cell activation in the TME

Q&A 11:00 am – 12:00 pm

Final Remarks from Jeff Goater, President & CEO 12:05 PM

Thank You